ADVISOR'S FUND


                                 ANNUAL REPORT
                                 JULY 31, 1999

                             INVESTEMENT ADVISOR TO
                               THE ADVISOR'S FUND


                                  THE PRIVATE
                                CONSULTING GROUP

                                     [LOGO]

                              o PCG GROWTH SERIES

                               o SIM CONSERVATIVE
                                  GROWTH SERIES


                 [THE SECURITY BENEFIT GROUP OF COMPANIES LOGO]

PCG GROWTH SERIES
SEPTEMBER 15, 1999


[Picture of Todd Billings]
TODD BILLINGS
PORTFOLIO MANAGER


During the last half of the fiscal year for the PCG Growth Series performance was like the overall market, choppy. The portfolio was down 1.3% over the period of April 15, 1999 to July 31, 1999.1 As a proxy, the S&P 500 index rose 0.80% and the return for the broader Wilshire 5000 was 1.1%, over the same time period. We believe we will be able to achieve success over the long-term by adhering to our discipline of owning businesses that we feel are trading below their respective intrinsic value, and not worrying about day to day fluctuations in market quotations.

Several of our companies have enjoyed a very successful 1999 thus far for a variety of reasons. For example, a purchase that we made in April, Honeywell, Inc., has risen over 25% since our purchase. Honeywell is a maker of high-tech control systems for airplanes and homes, and agreed to merge with AlliedSignal, thus propelling the stock price to new highs. This is a move we applaud and will likely keep them in our portfolios for some time to come. One of our new positions that we also added in April, American Power Conversion Corporation gained 38% for the 3 1/2 months. The stock price had been driven down to levels that we thought were very attractive and which did not represent full value for the company.

Another stock that has worked very well is Tellabs, Inc. The company's equipment is used around the world to transmit data, video, and voice signals. Its TITAN digital cross-connect system helps connect incoming and outgoing lines. Tellabs products will be very vital to the further expansion of the internet.

With such a strong run in stock prices over the last couple of years, it has become increasingly difficult to find companies that meet our criteria of buying excellent companies at fair prices. Thus we have allowed our cash position to build in recent months. Recently we established a position with some of our cash reserves in 10-year Zero Coupon Treasury Bonds. The second quarter saw a continued spike in interest rates as investors fretted that the Federal Reserve Board would raise short-term rates due to inflation concerns. We feel that at these yield levels (The 30-year Treasury has seen its yield rise from 4.7% to over 6.0% since the beginning of the year) bonds offer an excellent value. This is based on the probability that we will see a slowing in the rate of GDP growth and continued low inflation.

A few of our holdings have not enjoyed as positive of results. Two of our core holdings, Berkshire Hathaway, Inc., and Costco Companies, Inc., have pulled back between 5-10% from where we purchased them, but we believe their economic prospects remain the same, if not better, than when we established our position.

We do not focus on the market as a whole. Instead we look at each individual business on its own merit. We view ourselves and our clients as owners of pieces of these businesses, and we should benefit from their long-term performance. We are true believers that the price of a business will move in lock step with earnings performance over a long period of time. In shorter periods the stock market acts as a voting machine, which will move the price of stock prices above or below its business value, dependent more on emotion than economics. Patience and discipline are the most important attributes in our opinion to successful investing.

We move into the second half of 1999 with great confidence in our strategy, and excitement for what the future will bring. We will continue to work hard to deliver superior investment results. We thank you for your support.

Todd Billings
Portfolio Manager

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of Advisor's Fund are available only through the purchase of such products.

                               PCG GROWTH SERIES
                               SEPTEMBER 15, 1999


                          AVERAGE ANNUAL TOTAL RETURN
                              AS OF JULY 31, 1999


                                                 SINCE INCEPTION
                                                 ---------------
          PCG Growth Series                      -1.30% (4-15-99)


Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of Advisor's Fund are available only through the purchase of such products. Fee waivers reduced expenses of the Series and in the absence of such waivers, the performance quoted would be reduced.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

SIM CONSERVATIVE GROWTH SERIES
SEPTEMBER 15, 1999


[Picture of Gary Miller]
GARY MILLER
CHIEF INVESTMENT OFFICER


The SIM Conservative Growth Series performed well during the April 15 (the Fund's inception date) through July 31, 1999 period, which was a difficult one for the world's financial markets. The modest 1.2% gain for the portfolio exceeded the total return of both the S&P 500 index of large company U.S. stocks and the Lehman Aggregate Bond Index, which saddled bond investors with a negative return.(1)

THE ECONOMY

The U.S. economy slowed somewhat in the second quarter, growing at a 1.8% annual rate, as measured by the GDP, after showing growth of 4.3% in the first quarter. Most economists expect the economy to grow at an annual rate of 3% or more through at least the end of the year 2000. Much of the continued strength comes from the consumer sector where increases in real income and capital gains in both the stock and real estate markets have led to increased household spending. In addition, there has been some evidence of increased capital spending as companies bring forward expenditures due to Year 2000 compliance issues. With this strength in the domestic economy as a backdrop, the Federal Reserve Board voted to increase the federal funds rate to 5% on the last day of June in an effort to preempt any increase in inflation. After the recent increase, the Federal Open Market Committee (FOMC) indicated that it was taking a "neutral" bias toward further increases (although it raised short-term interest rates again in August).

On the inflation front, the rate of increase in the Consumer Price Index (CPI) remains very tame. For all of 1999, the consensus estimates call for a 2.1% rate, up from 1.6% for all of 1998. The preliminary estimates for 2000 are for inflation to remain flat at 2.1%.

Internationally, there are signs that foreign economies are showing signs of recovery, especially in the Far East. European growth remains steady, but the economies of South America remain very weak.

EQUITY MARKETS

International markets outperformed U.S. stocks during the period, although European stocks actually fell slightly. Japanese stocks were the big winners of all of the world's developed markets, rising 8% in yen terms, but more importantly to U.S. investors, rising 11% in dollar terms. Emerging markets stocks also returned in the low double-digits. Small U.S. stocks returned over 5%, as measured by the Russell 2000, and outperformed large U.S. stocks for the first time in years.

The SIM Conservative Growth portfolio's initial allocation was very conservative, as we believed that many of the world's equity markets were fully or over-valued. We held a minimum equity allocation of 30%, broken down into 15% large company U.S. stock funds, 5% small company U.S. stock funds, and 10% in diversified international stock funds. In early June we took advantage of lower stock prices, particularly in Japan, and increased our equity allocation to 45%, including 10% in the T. Rowe Price Japan fund. From our purchase date through July 31, the fund returned 24%. In early July, we reduced our equity exposure to 35% by selling nearly half of the Japanese stock fund and 5% of a U.S. equity fund. The reduction in our Japanese stock allocation modestly hurt performance during the quarter as Japanese stocks continued to rally, but we believe the risk of a market decline in Japan is increasing and our extreme overweight position in Japan is no longer warranted.

FIXED INCOME

On the fixed income side, interest rates rose throughout the period as investors worried that the Federal Reserve Board would raise short-term rates due to inflation concerns, which it did on the last day of June. Long-term Government bond yields rose from 5.7% to 6.2%, causing losses in intermediate and longer-term bonds. We began the period concerned that interest rates might rise and so only 25% of the portfolio was initially allocated to a fixed income fund that invests in intermediate and long-term bonds. Forty-five percent was invested in short-term bond funds and cash equivalents. However, once long-bond yields rose noticeably above 6% in early July, we increased our exposure to intermediate and long-term bond funds to 35%.

FUTURE PROSPECTS

We continue to believe that stock markets around the world are too expensive. We are also concerned that investor nervousness about Y2k problems may cause markets to decline between now and year-end even if every computer works perfectly on January 1. We therefore plan to remain cautiously invested throughout the remainder of 1999 unless markets decline to levels we believe are better values. We also believe that bond yields above 6% are attractive even with Federal Reserve Board tightening. We therefore plan to keep an above average allocation to bonds, unless yields fall to less attractive levels or stock markets decline to where we believe stocks would have better return to risk characteristics going forward than bonds.

Gary Miller
Chief Investment Officer

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of AdvisorOs Fund are available only through the purchase of such products.

SIM CONSERVATIVE GROWTH SERIES
SEPTEMBER 15, 1999



                          AVERAGE ANNUAL TOTAL RETURN
                              AS OF JULY 31, 1999


                                              SINCE INCEPTION
                                              ---------------
SIM Conservative Growth Series                1.20% (4-15-99)


Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of Advisor's Fund are available only through the purchase of such products. Fee waivers reduced expenses of the Series and in the absence of such waivers, the performance quoted would be reduced.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

SCHEDULE OF INVESTMENTS
JULY 31, 1999

PCG GROWTH SERIES

                                                          NUMBER         MARKET
COMMON STOCKS                                            OF SHARES       VALUE
--------------------------------------------------------------------------------
BANKS - MAJOR REGIONAL - 6.9%
KeyCorp ........................................           1,200        $ 37,800
U.S. Bancorp ...................................           2,500          77,812
                                                                        --------
                                                                         115,612

COMMUNICATION EQUIPMENT - 2.6%
Tellabs, Inc.* .................................             700          43,094

COMPUTER SOFTWARE/SERVICES - 1.6%
PeopleSoft, Inc.* ..............................           2,000          27,250

ELECTRICAL EQUIPMENT - 7.2%
Black Box Corporation* .........................             500          25,375
Honeywell, Inc. ................................             800          95,850
                                                                        --------
                                                                         121,225

FINANCIAL - DIVERSE - 19.3%
American Express Company .......................             700          92,225
Berkshire Hathaway, Inc.* ......................               1          67,805
Fannie Mae .....................................           1,200          82,800
Freddie Mac ....................................           1,400          80,325
                                                                        --------
                                                                         323,155

HEALTH CARE - DIVERSE - 8.4%
Abbott Laboratories ............................           1,800          77,287
Johnson & Johnson ..............................             700          64,488
                                                                        --------
                                                                         141,775

MACHINERY - DIVERSE - 1.7%
AGCO Corporation ...............................           3,000          28,125

PHARMACEUTICALS - 7.3%
Merck & Company, Inc. ..........................           1,200          81,225
Pfizer, Inc. ...................................           1,200          40,725
                                                                        --------
                                                                         121,950

PHOTOGRAPHY/IMAGING - 4.0%
Analytical Surveys, Inc.* ......................           2,700          67,500


                            SEE ACCOMPANYING NOTES.

JULY 31, 1999


                                                    PRINCIPAL AMOUNT     MARKET
COMMON STOCKS (continued)                         OR NUMBER OF SHARES    VALUE
--------------------------------------------------------------------------------

RETAIL - GENERAL MERCHANDISE - 4.9%
Costco Companies, Inc.* .....................            1,100      $    82,225

SERVICES - ADVERTISING/MARKETING - 4.6%
Omnicom Group, Inc. .........................            1,100           77,963

SERVICES - COMMERCIAL & CONSUMER - 6.7%
Labor Ready, Inc.* ..........................            3,450           59,297
Robert Half International, Inc.* ............            2,000           52,874
                                                                    -----------
                                                                        112,171

SERVICES - COMPUTER SYSTEMS - 2.5%
American Power Conversion Corporation* ......            2,000           41,500

TELECOMMUNICATION- LONG DISTANCE - 4.5%
ECI Telecom, Ltd. ...........................            2,200           74,662
                                                                    -----------
Total common stocks - 82.2% .................                         1,378,207


GOVERNMENT SECURITIES

U.S. GOVERNMENT SECURITIES- 18.4%
U.S. Treasury Bill,
   4.34% - 8-19-99 ..........................      $    30,000           29,937
U.S. Treasury Strip,
   0.0% - 11-15-99 ..........................      $   153,000          150,838
   0.0% - 2-15-09 ...........................      $   230,000          127,422
                                                                    -----------
                                                                        278,260
                                                                    -----------
Total government securities - 18.4% .........                           308,197
                                                                    -----------
Total investments - 100.6% ..................                         1,686,404
Liabilities, less cash and
   other assets - (0.6%) ....................                            (9,922)
                                                                    -----------
Total net assets - 100.0% ...................                       $ 1,676,482
                                                                    ===========


                            SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
JULY 31, 1999

SIM CONSERVATIVE GROWTH SERIES

                                                       NUMBER          MARKET
MUTUAL FUNDS                                         OF SHARES          VALUE
-----------------------------------------------------------------------------

Alleghany/Montag & Caldwell Growth Fund .........         562        $ 17,933
Dodge & Cox Income Fund .........................      11,653         135,985
Nations International Value Fund ................       1,621          26,672
Oppenheimer Main Street
        Growth and Income Fund ..................         840          36,290
PIMCO Low Duration Fund .........................      10,002          99,219
T. Rowe Price Equity-Income Fund ................         654          18,604
T. Rowe Price Japan Fund* .......................       2,185          25,569
T. Rowe Price Small Capitalization
        Stock Fund ..............................         650          14,132
                                                                     --------
Total investments - 98.6% .......................                     374,404
Cash and other assets, less liabilities - 1.4% ..                       5,276
                                                                     --------
Total net assets - 100.0% .......................                    $379,680
                                                                     ========


The identified cost of investments owned at July 31, 1999, was the same for federal income tax and financial statement purposes.

* Non-income producing security.


                            SEE ACCOMPANYING NOTES.

STATEMENTS OF ASSETS AND LIABILITIES
JULY 31, 1999

                                                        PCG              SIM
                                                      GROWTH        CONSERVATIVE
                                                      SERIES       GROWTH SERIES
--------------------------------------------------------------------------------

ASSETS
Investments, at value (identified cost:
   $1,723,612 and $372,640, respectively) .....     $ 1,686,404      $   374,404

Cash ..........................................          47,057            5,767
Receivables:
   Interest ...................................              87               18
   Dividends ..................................             788              400
   Private Consulting Group, Inc. .............             696            2,025
Prepaid expenses ..............................             249              250
                                                    -----------      -----------
      Total assets ............................       1,735,281          382,864
                                                    -----------      -----------

LIABILITIES
Payable for:
   Securities purchased .......................     $    52,995      $      --
   Fund shares redeemed .......................              30                7
Other liabilities:
   Management fees ............................           1,077              233
   Custodian fees .............................             965              244
   Transfer and administration fees ...........           1,316            1,266
   Professional fees ..........................           1,129            1,129
   Miscellaneous ..............................           1,287              305
                                                    -----------      -----------
      Total liabilities .......................          58,799            3,184
                                                    -----------      -----------
NET ASSETS ....................................     $ 1,676,482      $   379,680
                                                    ===========      ===========

NET ASSETS CONSIST OF:
Paid in capital ...............................     $ 1,717,189      $   373,099
Undistributed net investment income ...........            --              1,294
Accumulated undistributed net realized
   gain (loss) on sale of investments .........          (3,499)           3,523
Net unrealized appreciation (depreciation)
   in value of investments ....................         (37,208)           1,764
                                                    -----------      -----------
      Total net assets ........................     $ 1,676,482      $   379,680
                                                    ===========      ===========

Capital shares outstanding ....................         169,927           37,534

Net asset value per share .....................     $      9.87      $     10.12
                                                    ===========      ===========

                            SEE ACCOMPANYING NOTES.

STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED JULY 31, 1999

                                                     PCG                SIM
                                                   GROWTH          CONSERVATIVE
                                                   SERIES*        GROWTH SERIES*
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends .................................    $  2,419           $  3,205
   Interest ..................................       6,266                368
                                                  --------           --------
                Total investment income ......       8,685              3,573

EXPENSES:
   Management fees ...........................       3,015                684
   Custodian fees ............................       1,465                344
   Transfer/maintenance fees .................           5                  3
   Administration fees .......................       4,474              4,334
   Directors' fees ...........................          45                 45
   Professional fees .........................       1,129              1,129
   Reports to shareholders ...................          70                 70
   Registration fees .........................          41                 41
   Service plan fees .........................       2,010                456
   Other expenses ............................          36                 35
                                                  --------           --------
      Total expenses .........................      12,290              7,141
   Less reimbursement of expenses ............      (2,238)            (4,862)
                                                  --------           --------
   Net expenses ..............................      10,052              2,279
                                                  --------           --------
      Net investment income (loss) ...........      (1,367)             1,294

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from investment
   transactions ..............................      (3,499)             3,302


Capital gain distributions from other
   investment companies ......................        --                  221
                                                  --------           --------
      Net realized gain (loss) ...............      (3,499)             3,523

Net change in unrealized appreciation
   (depreciation) during the period on
   investments ...............................     (37,208)             1,764
                                                  --------           --------

      Net realized and unrealized
         gain (loss) .........................     (40,707)             5,287
                                                  --------           --------

         Net increase (decrease) in net assets
            resulting from operations ........    ($42,074)          $  6,581
                                                  ========           ========

* Period April 15, 1999 (inception) through July 31, 1999.


                            SEE ACCOMPANYING NOTES.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED JULY 31, 1999

                                                      PCG               SIM
                                                    GROWTH         CONSERVATIVE
                                                    SERIES*       GROWTH SERIES*
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss) ..............    $   (1,367)       $     1,294
   Net realized gain (loss) from
      investment transactions ................        (3,499)             3,302
   Capital gain distributions from other
      investment companies ...................          --                  221
   Net change in unrealized appreciation
      (depreciation) during the period
      on investments .........................       (37,208)             1,764
                                                 -----------        -----------
      Net increase (decrease) in net assets
         resulting from operations ...........       (42,074)             6,581

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .....................          --                 --
   Net realized gains ........................          --                 --
                                                 -----------        -----------
      Total distributions to shareholders ....          --                 --

NET INCREASE FROM CAPITAL
   SHARE TRANSACTIONS ........................     1,718,556            373,099
                                                 -----------        -----------

      Total increase in net assets ...........     1,676,482            379,680

NET ASSETS:
   Beginning of period .......................          --                 --
                                                 -----------        -----------
   End of period .............................   $ 1,676,482        $   379,680
                                                 ===========        ===========


   Undistributed net investment income
      at end of period .......................   $    --            $     1,294
                                                 ===========        ===========

* Period April 15, 1999 (inception) through July 31, 1999.


                             SEE ACCOMPANYING NOTES.

FINANCIAL HIGHLIGHTS
JULY 31, 1999

                                                                FISCAL PERIOD
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK                   ENDED JULY 31
OUTSTANDING THROUGHOUT EACH PERIOD.                             1999(B)(C)(D)
                                                                -------------
PCG GROWTH SERIES

PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ....................          $   10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ..................................              (0.01)
Net Gain (Loss) on Investments
   (Realized and Unrealized) ...........................              (0.12)
                                                                  ---------
Total from Investment Operations .......................              (0.13)

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .................               --
Distributions (from Capital Gains) .....................               --
                                                                  ---------
   Total Distributions .................................               --
                                                                  ---------
NET ASSET VALUE END OF PERIOD ..........................          $    9.87
                                                                  =========
TOTAL RETURN (A) .......................................              (1.30%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...................          $   1,676
Ratio of Expenses to Average Net Assets ................               2.50%
Ratio of Net Income (Loss) to Average
   Net Assets ..........................................              (0.34%)
Portfolio Turnover Rate ................................                 26%

FINANCIAL HIGHLIGHTS
JULY 31, 1999

                                                                  FISCAL PERIOD
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK                     ENDED JULY 31
OUTSTANDING THROUGHOUT EACH PERIOD.                               1999(B)(C)(D)
                                                                  -------------
SIM CONSERVATIVE GROWTH SERIES

PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..........................       $ 10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ........................................          0.04
Net Gain (Loss) on Investments (Realized and Unrealized) .....          0.08
                                                                     -------
Total from Investment Operations .............................          0.12

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .......................          --
Distributions (from Capital Gains) ...........................          --
                                                                     -------
    Total Distributions ......................................          --
                                                                     -------
NET ASSET VALUE END OF PERIOD ................................       $ 10.12
                                                                     =======
TOTAL RETURN (A) .............................................          1.20%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .........................       $   380
Ratio of Expenses to Average Net Assets ......................          2.50%
Ratio of Net Income (Loss) to Average Net Assets .............          1.42%
Portfolio Turnover Rate ......................................            44%

   (a) Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a series of Advisor's Fund are available only through the purchase of such products.

   (b) PCG Growth Series and SIM Conservative Growth Series were initially offered on April 15, 1999, with net asset values of $10.00 per share. Percentage amounts for the period have been annualized, except for total return.

   (c) Fund expenses for PCG Growth Series and SIM Conservative Growth Series were reduced by The Private Consulting Group, Inc., the Investment Manager, during the period. Expense ratios absent such reimbursement would have been as follows:

                                                            1999
                                                            ----
       PCG Growth Series .............................      3.06%
       SIM Conservative Growth Series ................      7.83%

   (d) Net investment income per share has been calculated using the weighted monthly average number of capital shares outstanding.

NOTES TO FINANCIAL STATEMENTS
JULY 31, 1999

      1. SIGNIFICANT ACCOUNTING POLICIES

      The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company of the series type. The Fund offers four Series: PCG Growth Series, PCG Aggressive Growth Series, SIM Growth Series and the SIM Conservative Growth Series. Each series, in effect, represents a separate fund. The Fund is required to account for the assets of each series separately and to allocate general liabilities of the Fund to each series based on the net asset value of each series. As of July 31, 1999, PCG Growth and SIM Conservative Growth Series are the only Series which have commenced operations. Shares of the Fund will be sold only to separate accounts of Security Benefit Life Insurance. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

      A. SECURITIES VALUATION - Valuations of the Fund's securities are supplied by pricing services approved by the Board of Directors. Securities listed or traded on a recognized securities exchange are valued on the basis of the last sales price. If there are no sales on a particular day, then the securities are valued at the last bid price. If a security is traded on multiple exchanges, its value will be based on the price from the principal exchange where it is traded. All other securities for which market quotations are available are valued on the basis of the current bid price. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Fund's investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair value. The Fund generally will value short-term debt securities at prices based on market quotations for such securities or securities of similar type, yield, quality and duration, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost which approximates market value. Shares of open-end, management investment companies (mutual funds) in which the Series invest are valued at their respective net asset values. Such mutual funds value securities in their portfolios for which market quotations are readily available at their current market value (generally the last reported sale price) and all other securities and assets at a fair value pursuant to methods established in good faith by the Board of Trustees or Board of Directors of the underlying mutual fund. Money market funds in which the Series also invest generally value securities in their portfolios on an amortized cost basis, which approximates market.

JULY 31, 1999

      B. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions of short-term and long-term capital gains made by mutual funds in which a Series invests are recorded as realized gains. For tax purposes, the short-term portion of such distributions is treated as dividend income. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Premium and discounts on debt securities are not amortized.

      C. DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.

      D. TAXES - The Fund complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its taxable net income and realized gains sufficient to relieve it from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

      E. USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

      2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      Management fees are payable to The Private Consulting Group, Inc. (PCG), the Investment Manager, under an investment advisory contract at an annual rate of .75% of the average daily net assets of each Series, computed on a daily basis.

      In addition, PCG may receive payments (up to a maximum of 1 percent of the public offering price) on purchases by the Series of shares issued by mutual funds which have a distribution and/or service plan.

JULY 31, 1999


      The Fund has adopted a Services Plan and related agreement for each Series of the Fund. The plan provides for each Series to pay an amount not to exceed, on an annual basis, .50% of the average daily net asset value of the shares of each Series of the Fund attributable to variable insurance contracts, or with respect to shares held by certain qualified retirement plans for which an authorized firm provides services.

      For the period ended July 31, 1999, PCG agreed to limit the total expenses of PCG Growth Series and SIM Conservative Growth Series to an annual rate of 2.5% of the average daily net asset value of each respective Series.

      For the period ended July 31, 1999, PCG also received $3,074 of brokerage commissions for the execution of purchases and sales of portfolio securities on behalf of the Series.

      The Fund has entered into contracts with Security Management Company, LLC
(SMC) for transfer agent services and certain other administrative services which SMC provides to the Fund. As the transfer agent SMC is paid an annual fixed charge per account and shareholder and dividend transaction fees.

      As the administrative agent for the Fund, SMC performs administrative functions, such as regulatory filings, bookkeeping, accounting and pricing functions for the Fund. For this service SMC receives, an annual accounting fee of the greater of $15,000 or 0.03% of the average daily net asset value of the Series and an annual administration fee of 0.045% of the daily net asset value of the Series calculated daily and payable monthly.

      Certain officers and directors of the Fund are also officers and/or directors of SMC.

      3. UNREALIZED APPRECIATION/(DEPRECIATION)

      The gross amounts of unrealized appreciation (depreciation), for federal income tax purposes, as of July 31, 1999, were as follows:

                                                      PCG            SIM
                                                     GROWTH      CONSERVATIVE
                                                     SERIES      GROWTH SERIES
      ------------------------------------------------------------------------

      Gross unrealized appreciation ............    $ 46,402     $  7,894
      Gross unrealized depreciation ............     (83,610)      (6,130)
                                                    --------     --------

      Net unrealized appreciation/(depreciation)    ($37,208)    $  1,764
                                                    ========     ========

JULY 31, 1999


      4. INVESTMENT TRANSACTIONS

      Investment transactions for the period ended July 31, 1999, (excluding overnight investments and short-term debt securities) were as follows:

                                                        PCG          SIM
                                                       GROWTH    CONSERVATIVE
                                                       SERIES    GROWTH SERIES
      ------------------------------------------------------------------------

      Purchases ............................         $1,627,049   $ 407,526
      Proceeds from sales ..................            682,901      38,188


      5. CAPITAL SHARE TRANSACTIONS

      The Fund is authorized to issue unlimited number of shares in an unlimited number of classes. Transactions in the capital shares of the Fund were as follows:

                                           PCG GROWTH SERIES
                                           APRIL 15, 1999* TO
                                             JULY 31, 1999
                                        -----------------------
                                         Shares        Dollars
                                        -----------------------
               Shares sold .....        214,470     $ 2,182,407
               Shares reinvested           --              --
               Shares redeemed .        (44,543)       (463,851)
                                        -----------------------
               Net increase ....        169,927     $ 1,718,556
                                        =======================


                                     SIM CONSERVATIVE GROWTH SERIES
                                          APRIL 15, 1999* TO
                                             JULY 31, 1999
                                        -----------------------
                                         Shares       Dollars
                                        -----------------------
                 Shares sold .....       52,045     $ 520,974
                 Shares reinvested         --            --
                 Shares redeemed .      (14,511)     (147,875)
                                        -----------------------
                 Net increase ....       37,534     $ 373,099
                                        =======================
                 *Date of inception

JULY 31, 1999


      6. FEDERAL TAX STATUS OF DIVIDENDS

      The income dividends paid by each Series are taxable as ordinary income on the shareholders' tax return. The portion of ordinary income of dividends (including net short-term capital gains) attributed to the period ended July 31, 1999, that qualified for the dividends received deduction for corporate shareholders in accordance with the provisions of the Internal Revenue Code for each Series was: PCG Growth Series, 0%; and SIM Conservative Growth Series, 67%.

REPORT OF INDEPENDENT AUDITORS


TO THE CONTRACT OWNERS AND
BOARD OF DIRECTORS OF ADVISOR'S FUND


We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Advisor's Fund (comprised of PCG Growth Series and SIM Conservative Growth Series) (the Fund) as of July 31, 1999, and the related statements of operations, changes in net assets and the financial highlights for the period from April 15, 1999 (inception) through July 31, 1999. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as July 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all materials respects, the financial position of each of the respective series constituting the Advisor's Fund at July 31, 1999, and the results of their operations, changes in their net assets and the financial highlights for the period from April 15, 1999 through July 31, 1999, in conformity with generally accepted accounting principles.



                                                /s/ ERNST & YOUNG LLP


Kansas City, Missouri
August 27, 1999

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                                       21

ADVISOR'S FUND OFFICERS AND DIRECTORS

DIRECTORS

Donald A. Chubb, Jr.
John D. Cleland
Penny A. Lumpkin
Mark L. Morris, Jr., D.V.M.
James R. Schmank

OFFICERS

John D. Cleland, President
James R. Schmank, Vice President
Richard K Ryan, Vice President
Amy J. Lee, Secretary
Brenda M. Harwood, Treasurer
Christopher D. Swickard, Assistant Secretary

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information.


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